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                                                                   Exhibit 10.53


                                    GUARANTY

     This guaranty (the "GUARANTY") is made as of the 26th day of February, 1998 by LTV Steel Products, LLC (together with any successors or assigns permitted hereunder being hereinafter referred to as the "GUARANTOR"), to the Administrative Agent and the Placement Agent, for the benefit of the Financing Parties (as defined in Annex X referred to below).

                                   WITNESSETH:


         WHEREAS, LTV Steel Company, Inc. ("LTV STEEL"), the various financial institutions listed therein, Chase Securities Inc., as Placement Agent, and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent, have entered into a Note Purchase and Letter of Credit Agreement dated as of February 26, 1998 (as amended from time to time, the "NOTE PURCHASE AGREEMENT"); and

         WHEREAS, the transactions contemplated by the Contribution and Sale Agreement, the Inventory Processing and Servicing Agreement and the other Transaction Documents (each as defined in Annex X referred to below) are of substantial benefit to the Guarantor; and

         WHEREAS, the execution and delivery of this Guaranty is a condition precedent to the execution of the Note Purchase Agreement and the other Transaction Documents, and to the issuance or deemed issuance of the Letters of Credit;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

         Section 1. Definitions. For all purposes of this Guaranty, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to such terms in Annex X attached hereto, which is incorporated by reference herein.

         Section 2. Guaranty. The Guarantor hereby guarantees the punctual payment in full of all amounts payable by LTV Steel to the Financing Parties (including any Financing Party in its capacity as an Issuing Lender) and the Agents under the Note Purchase Agreement (the "GUARANTY OBLIGATIONS").

         Section 3. Guaranty Absolute. The Guarantor guarantees that the Guaranty Obligations will be paid, regardless of any applicable law, regulation or order now or hereinafter in effect in any jurisdiction affecting any of such terms or the rights of any Financing Party or any Agent or the Collateral Agent with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:



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                  (a) Any lack of validity or enforceability of or defect or deficiency in the Note Purchase Agreement, any other Transaction Document (other than this Guaranty) or any other agreement or instrument executed in connection with or pursuant thereto;

                  (b) Any change in the time, manner, terms or place of payment of, or in any other term of, all or any of the Guaranty Obligations, or any other amendment or waiver of or any consent to departure from the Note Purchase Agreement, any other Transaction Document or any other agreement or instrument relating thereto or executed in connection therewith or pursuant thereto;

                  (c) Any sale, exchange or non-perfection of any property standing as security for the liabilities hereby guaranteed or any liabilities incurred directly or indirectly hereunder or any setoff against any of said liabilities, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranty Obligations;

                  (d) The failure of any Financing Party or any Agent or the Collateral Agent to assert any claim or demand or to enforce any right or remedy against LTV Steel or any other Person hereunder or under the other Transaction Documents;

                  (e) Any failure by LTV Steel or any other Person in the performance of any obligation with respect to the Note Purchase Agreement or any other Transaction Document;

                  (f) Any bankruptcy of LTV Steel or any other Person; or

                  (g) Any other circumstance which might otherwise constitute a defense available to, or a discharge of, LTV Steel or any other Person (including any guarantor) that is a party to any document or instrument executed in respect of the Guaranty Obligations.

         The obligations of the Guarantor under this Guaranty shall not be affected by the amount of credit extended to LTV Steel, any payment by LTV Steel (other than the full and final payment of all of the Guaranty Obligations), allocation by any Financing Party or any Agent of any repayment in accordance with the Note Purchase Agreement, any compromise or discharge of the Guaranty Obligations, any application, release or substitution of collateral or other security therefor, release of any guarantor, surety or other person obligated in connection with any document or instrument executed in respect of the Guaranty Obligations, or any further advances to LTV Steel.

         Section 4. Waiver. The Guarantor hereby waives (a) promptness, diligence, notice of acceptance, presentment, demand, protest, notice of protest and dishonor, notice of intent to accelerate, notice of acceleration and any other notice with respect to any of the Guaranty Obligations and this Guaranty, and (b) any requirement that any Financing Party, any Agent or the Collateral Agent protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against LTV Steel or any other Person or entity or any collateral or that LTV Steel or any other Person or entity be joined in any action hereunder. Should



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the Agents seek to enforce the obligations of the Guarantor hereunder by action in any court, the Guarantor waives any necessity, substantive or procedural, that a judgment previously be rendered against LTV Steel or any other Person, or that any action be brought against LTV Steel or any other Person, or that LTV Steel or any other Person should be joined in such cause. Such waiver shall be without prejudice to the Financing Parties or the Agents at their option to proceed against LTV Steel or any other Person, whether by separate action or by joinder. The Guarantor further expressly waives each and every right to which it may be entitled by virtue of the suretyship law of the State of New York or any other applicable jurisdiction.

         Section 5. Several Obligations. The obligations of the Guarantor hereunder are separate and apart from LTV Steel or any other Person, and are primary obligations concerning which the Guarantor is the principal obligor. The Guarantor agrees that this Guaranty shall not be discharged except by payment in full of the Guaranty Obligations and complete performance of the obligations of the Guarantor hereunder.

         Section 6. Subrogation Rights. If any amount shall be paid to the Guarantor on account of subrogation rights at any time when all the Guaranty Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Financing Parties or the Agents in accordance with their respective interests therein and shall forthwith be paid to the Financing Parties or the Agents to be applied to the Guaranty Obligations. If (a) the Guarantor shall make payment of all or any part of the Guaranty Obligations and
(b) all the Guaranty Obligations shall be paid in full, each of the Financing Parties and the Agents will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Guaranty Obligations resulting from such payment by the Guarantor. Upon making payment with respect to any Guaranty Obligation, the Guarantor shall be subrogated to the rights of the payee against LTV Steel with respect to such Guaranty Obligation, provided that the Guarantor hereby agrees that it shall not enforce any payment by way of subrogation with respect to amounts due to the Financing Parties or the Agents until such time as all obligations of LTV Steel to the Financing Parties and the Agents have been paid in full and the Commitments have been terminated.

         Section 7. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

                  (a) The Guarantor is a limited liability company duly organized, validly existing in good standing under the laws of Delaware.

                  (b) The Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty.

                  (c) This Guaranty is a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be (i) limited by the effect of any applicable bankruptcy, insolvency, reorganization,


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         moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally as they apply to the Guarantor and (ii) subject to the effect of general principles of equity.

                   (d) The Guarantor's execution, delivery and performance of this Guaranty do not require the consent or approval of any other Person.

         Section 8. Amendments. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless such amendment or waiver shall be in writing and signed by the Agents after receiving consent thereto from the Required Financing Parties. Such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 9. Notices, Etc. All notices, demands, instructions and other communications required or permitted to be given to or made upon any Person pursuant hereto shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile transmission, and shall be deemed to be given for purposes of this Guaranty, in the case of a notice sent by registered, certified or express mail, on the date that such writing is actually delivered to the intended recipient thereof in accordance with the provisions of this Section 9, or in the case of facsimile transmission, when received and telephonically confirmed. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 9, notices, demands, instructions and other communications in writing shall be given to or made upon the Guarantor, any Financing Party or any Agent, as the case may be, at their respective Notice Addresses.

         Section 10. No Waiver; Remedies. No failure on the part of any Financing Party or any Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 11. Costs and Expenses. The Guarantor agrees to pay, and cause to be paid, on demand all reasonable costs and expenses actually incurred by the Financing Parties and the Agents in connection with the enforcement of this Guaranty including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel to any such Person with respect thereto. The agreements of the Guarantor contained in this Section 11 shall survive the payment of all other amounts owing hereunder or under any of the other Guaranty Obligations.

         Section 12. Separability. Should any clause, sentence, paragraph, subsection or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and the parties hereto agree that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have


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been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

         Section 13. Captions. The captions in this Guaranty have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Guaranty.

         Section 14. Successors and Assigns. This Guaranty shall (a) be binding upon the Guarantor, its successors and assigns and (b) inure to the benefit of and be enforceable by the Financing Parties and the Agents and their respective successors, transferees and assigns; provided, however, that any assignment by the Guarantor of its obligations hereunder to any Person other than a successor to the Guarantor permitted by Section 3.09(a) of the Trust Agreement shall (i) be subject to the prior written consent of the Financing Parties and the Agents at their complete discretion, and (ii) only be made to a one hundred percent (100%) owned affiliate of the Guarantor.

         Section 15. Limitation by Law. All rights, remedies and powers provided in this Guaranty may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Guaranty are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Guaranty invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

         Section 16. Limit of Liability. Notwithstanding anything to the contrary in this Guaranty, the obligations of the Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         SECTION 17. GOVERNING LAW; TERMS. (A) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL
LAWS OF THE STATE OF NEW YORK AND NOT THE CONFLICTS OF LAWS
PRINCIPLES THEREOF.

         (b) All judicial proceedings brought against the Guarantor with respect to this Guaranty, may be brought in any state or federal court of competent jurisdiction in the City of New York and by execution and delivery of this Guaranty, the Guarantor accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid Courts, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such documents from which no appeal has been taken or is available. The Guarantor irrevocably waives any objection, including without limitation, any objection of the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. The Guarantor further irrevocably consents to the service of process out of any of such courts in any such suit, action or proceeding by the mailing of copies thereof by certified mail, return receipt requested, postage prepaid, or as prescribed by the



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applicable law, to any party at its Notice Address as provided in this Guaranty.
Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Financing Parties or any Agent to bring proceedings against the Guarantor in the courts of any other jurisdiction.




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                  IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed by its manager thereunto duly authorized, as of the date first written above.


                                       GUARANTOR:


                                       LTV STEEL PRODUCTS, LLC
                                       a Delaware limited liability company


                                       By:
                                          -------------------------------------
                                       Name: John C. Skurek
                                       Title: Manager















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